                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

     Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to sec. 240.14a-11 (c) or sec. 240.14a-12

          ULTRAK, INC.     (Name of Registrant as Specified in its Charter)
     ---------------------

                           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
     ---------------------

     Payment of Filing Fee (Check the appropriate box): [X] No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1.  Title of each class of securities to which transaction applies:

     2.  Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______

     4.  Proposed maximum aggregate value of transaction:________________

     5.  Total fee paid:______________

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 I (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (a)    Amount Previously Paid:

         (b)    Form, Schedule or Registration Statement No.:

         (c)    Filing Party:

         (d)    Date Filed:

                                  ULTRAK, INC.
                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057

                       -----------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2002
                       ----------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ultrak, Inc., a Delaware corporation (the "Company"), will be held at 1301 Waters Ridge Drive, Lewisville, Texas 75057 on June 7, 2002 at 9:00 a.m., central daylight time, for the following purposes:

     (1) To elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

     (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares.

     (3) To amend and replace the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan by the adoption of the Ultrak, Inc. 2002 Stock Incentive Plan.

     (4) To approve an amendment to the Company's By-Laws to amend and restate
         Article V of the Company's By-Laws.

     (5) To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

     (6) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The close of business on April 22, 2002 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder during ordinary business hours at the offices of the Company at 1301 Waters Ridge Drive, Lewisville, Texas 75057. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO EITHER (1) VOTE BY PHONE OF (2) COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. BY VOTING BY PHONE OR MAILING A PROXY A STOCKHOLDER IS NOT PREVENTED FROM ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Chris T. Sharng                                                Lewisville, Texas
Senior Vice President, Chief Financial Officer & Secretary          May 22, 2002

                                  ULTRAK, INC.
                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2002

General

     This Proxy Statement and the accompanying proxy are first being mailed on or about May 22, 2002 to the stockholders (the "Stockholders") of Ultrak, Inc., a Delaware corporation (the "Company" or "Ultrak"), by the Company's Board of Directors (the "Board") to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 1301 Waters Ridge Drive, Lewisville, Texas 75057 on June 7, 2002 at 9:00 a.m., central standard time, or at such other time and place to which the Meeting may be adjourned.

     The purpose of the Meeting is to consider and act upon (i) the election of six (6) directors; (ii) the amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of the Company's Common Stock, $0.01 par value ("Common Stock"), from 20,000,000 shares to 50,000,000 shares (in the form attached to this Proxy Statement as Exhibit A); (iii) the replacement of the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (the "1988 Plan") with the Ultrak, Inc. 2002 Stock Incentive Plan (the "2002 Plan") (in the form attached to this Proxy Statement as Exhibit B);
(iv) the amendment to the Company's By-Laws (the "By-Laws") to amend and restate
Article V of the By-Laws (in the form attached to this Proxy Statement as Exhibit C); (v) the approval and ratification of independent certified public accountants; and (vi) such other matters as may properly come before the Meeting or any adjournment thereof.

Voting

     To insure that your vote is recorded, please vote as soon as possible, even if you plan to attend the Meeting in person. Most Stockholders have two options for submitting their vote: (1) by telephone or (2) by mail, using the paper proxy care. When you vote by telephone prior to the Meeting date, your voted is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. See your proxy card for further instructions on voting. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by phone or mail, will be superseded by the vote you cast at the Meeting.

     All shares represented by valid Proxies, unless the Stockholder otherwise specifies, will be voted (i) "FOR" the election of the six (6) persons named under "Election of Directors"; (ii) "FOR" the amendment to the Certificate to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares; (iii) "FOR" the replacement of the 1988 Plan with the 2002 Plan; (iv) "FOR" the amendment and restatement of Article V of the By-Laws; (v) "FOR" the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002; and (vi) at the discretion of the Proxy holders with regard to any other matters that may properly come before the Meeting or any adjournment thereof. Where a Stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

     The Proxy may be revoked at any time by providing written notice of such revocation to the person named as proxy, by voting in person at the Meeting or submitting a new Proxy bearing a later date, including a Proxy given by telephone.

     If you hold shares through someone else, such as a stockbroker, you may receive material from that firm asking how you want to vote. Check the voting form used by that firm to see if it offers telephone voting.

Solicitation

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Record Date and Voting Securities

     The record date for determining the Stockholders entitled to vote at the Meeting is the close of business on April 22, 2002 (the "Record Date"), at which time the Company had issued and outstanding 14,026,588 shares of Common Stock, and 195,351 shares of the Company's Series A 12% Cumulative Convertible Preferred Stock, par value $5.00 per share ("Series A Preferred Stock") (the outstanding shares of Common Stock and Series A Preferred Stock are collectively referred to herein as the "Voting Shares"). The Voting Shares constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

Quorum and Votes Needed

     The presence, in person or by Proxy, of the holders of Voting Shares holding a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock. Each holder of Series A Preferred Stock is entitled to 16.667 votes per share of Series A Preferred Stock so that the 195,351 shares of the Series A Preferred Stock represent 3,255,915 votes on all matters submitted to the Stockholders. A maximum of 17,282,503 votes are entitled to be cast at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors (Proposal One). Holders of the Voting Shares are not allowed to cumulate their votes in the election of directors.

     The affirmative vote of a majority of the votes entitled to be cast at the Meeting is required to approve the proposed amendment to the Certificate (Proposal Two).

     The affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve the replacement of the 1988 Plan with the 2002 Plan (Proposal Three), to approve the amendment and restatement of Article V of the By-Laws (Proposal Four) and to ratify the appointment of the Company's independent auditors (Proposal Five).

     Voting Shares which abstain from voting on a particular proposal, and Voting Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such Voting Shares as to a particular proposal ("broker non-votes"), will not be counted as votes in favor of such proposal and will also not be counted as votes cast or shares voting on such proposal. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast on the proposal. Abstentions and broker non-votes have the same effect as voting against the proposal to amend the Certificate. Finally, abstentions and broker non-votes will have no effect on the voting on the remaining proposals to be voted on at the Meeting, each of which requires the affirmative vote of the holders of a majority of the votes cast on each proposal.

                                  PROPOSAL ONE

                           TO ELECT SIX (6) DIRECTORS

     There are six (6) directors to be elected to the Board for terms expiring at the Company's Annual Meeting of Stockholders in 2003 or until their respective successors are elected and qualified. Each of the nominees has indicated his willingness to serve as a member of the Board if elected; however, in case any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. The persons nominated for election as directors are listed below.

     George K. Broady, age 63, has served as Vice-Chairman of the Board and Joint-Chief Executive Officer of the Company since April 2002. Mr. Broady served as Chairman of the Board and Chief Executive Officer of the Company from March 1991 to April 2002, and served as President of the Company from March 1991 to August 1997.

     Gerard Codeluppi, age 39, has served as a director of the Company since March 2002. Mr. Codeluppi is an accountant and from November 1999 to March 2002 he was President of the French subsidiary of Red Cube International ("Red Cube") and a member of Red Cube's European board. Red Cube is an international provider of internet protocol and enhanced web-based next generation communication technology. From May 1998 to October 1999 Mr. Codeluppi was employed by Econophone, Inc. as National Sales Director and member of the French board of directors. Econophone is a telecommunications company based in New York. Prior to May 1998 Mr. Codeluppi was Director of Sales at Mobicom. Mobicom is a French telecommunications company.

     Alastair J. A. B. Gunning, age 65, has served as a director of the Company since October 2001. Mr. Gunning, an attorney for over 40 years is currently a consultant to the law firm of Mayer Brown Rowe & Maw in London and to Wakefield Quin, Barristers and Attorneys, of Hamilton, Bermuda, and consultant, general counsel and director of various private companies engaged in aerospace and telephony.

     Michael G. Morris, age 30, has served as a director of the Company since April 2002. Since February 2002, Mr. Morris has been with Strategic Finance (UK) Limited as a director. Strategic Finance (UK) Limited is a consulting group in the fields of financial structuring, capital markets and trading processes. From October 1999 to January 2002 Mr. Morris was with the Tiller Group of Companies as M & A Consultant. The Tiller Group is a private company with diversified operations worldwide. From before 1997 to October 1999 Mr. Morris was with the Zomba Group of companies as A & R Executive. The Zomba Group is one of the world's largest privately held entertainment and media groups.

     Bryan C. W. Tate, age 57, has served as a director of the Company since October 2001. Since 1983, Mr. Tate has been the Chairman, Chief Executive Officer and majority shareholder of Digitel Corporation, a privately-held, Atlanta, Georgia based, telecommunications company.

     Niklaus F. Zenger, age 40, has served as Chairman of the Board and Joint-Chief Executive Officer of the Company since April 2002. Mr. Zenger has been a director of the Company since March 2002. Mr. Zenger has been a private investor for the prior five years. Mr. Zenger was a founder and director of Red Cube. Mr. Zenger has been involved in various capacities with a number of privately held companies.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS LISTED ABOVE.

                                  PROPOSAL TWO

      TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM
                     20,000,000 SHARES TO 50,000,000 SHARES

Background

     The Certificate, as currently in effect, authorizes Ultrak to issue up to 20,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, $5.00 par value (the "Preferred Stock"). On May 3, 2002, the Board unanimously approved and recommended to the Stockholders that they approve a Certificate of Amendment (the "Amendment") to the Certificate increasing the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

     As of the Record Date, the Company had approximately 14,026,588 shares of Common Stock outstanding, 406,981 shares of Common Stock reserved for future issuance upon the conversion of the outstanding shares of Series A Preferred Stock, and 300,000 shares of Common Stock reserved for future issuance upon the exercise of outstanding warrants. Based on the foregoing, as of the Record Date, the Company had only approximately 5,266,431 shares of Common Stock authorized under the Certificate remaining available for other purposes, including, without limitation, the granting and exercise of options under the Company's stock option plans. Options on a maximum of 2,200,000 shares may be issued under the 1988 Plan, 400,000 shares may be issued under the Ultrak, Inc. Incentive Stock Option Plan (the "1997 Plan") and 5,000,000 shares may be issued under the 2002 Plan (which, if approved, will replace the 1988 Plan).

Proposed Amendment to the Company's Certificate of Incorporation

     The Amendment, if approved, will amend Article 4 of the Certificate so that
Article 4.A will state in its entirety as follows:

        "A.     Common Stock

                The aggregate number of common shares which this Corporation shall have the authority to issue is Fifty Million (50,000,000) shares with a par value of One Cent ($0.01) each, which shares shall be designated "Common Stock"."

     A copy of the proposed Amendment is attached to this Proxy Statement as Exhibit A.

Reason for request for Stockholder Approval

     The Board believes that the Amendment is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock without additional expense or delay, in connection with possible future sales of Common Stock to obtain additional capital funds, equity financings, future opportunities for expanding the Company's business through investments or acquisitions, management incentive and employee benefit plans and for other bona fide corporate purposes. The Board has not taken any action to use the additional authorized shares of Common Stock (the "Additional Shares") for any such purpose.

Purpose of the Proposed Amendment

     The Board believes that the availability of authorized but unissued shares of Common Stock will provide Ultrak with the flexibility to issue shares of Common Stock for proper corporate purposes which may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting additional stock option plans or reserving additional shares for issuance under its existing stock option plans, and making additional acquisitions through the use of Common Stock. Other than with respect to Board-approved acquisitions and the proposed replacement of the 1988 Plan as described under Proposal Three that will, among other things, increase the number of shares of Common Stock covered by the 1988 Plan from 2,200,000 shares to 5,000,000 shares (and change the name of the 1988 Plan), the Board has no immediate plans, understandings, agreements, or commitments to issue the Additional Shares for any other purpose.

     The Board believes that the proposed increase in the number of authorized shares of Common Stock will make a sufficient number of shares available should Ultrak decide to use the Additional Shares for one or more of such previously mentioned purposes or otherwise. Ultrak reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.

Possible Effects of the Proposed Amendment

     If the Stockholders approve the proposed Amendment, the Board may cause the issuance of the Additional Shares without further vote of the Stockholders, except as provided under Delaware corporate law or under the rules of NASDAQ or any other national securities exchange on which shares of Common Stock are then listed. Under the Certificate, the Stockholders do not have preemptive rights to subscribe to additional securities which may be issued by Ultrak, which means the current Stockholders do not have a prior right to purchase any new issue of capital stock of Ultrak in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to issue any Additional Shares, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current Stockholders.

     In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of Ultrak by causing such Additional Shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of Ultrak and the Stockholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of such unsolicited takeover attempts, the proposed Amendment may limit the opportunity for the Stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting Ultrak's current management, including the current Board, to retain its position, and place it in a better position to resist changes that the Stockholders may wish to make if they are dissatisfied with the conduct of Ultrak's business. However, the Board is not aware of any attempt to take control of Ultrak and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 50,000,000 SHARES.

                                 PROPOSAL THREE

   TO AMEND AND REPLACE THE ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN
          BY THE ADOPTION OF THE ULTRAK, INC. 2002 STOCK INCENTIVE PLAN

Background

     The Company currently maintains the 1988 Plan and the 1997 Plan. See the separate descriptions of the 1988 Plan and the 1997 Plan under "EXECUTIVE COMPENSATION - Stock Option Plans".

     Pursuant to amendments to the 1988 Plan approved by the Stockholders at the 2001 Annual Meeting of Stockholders (the "2001 Amendments"), the 1988 Plan was amended to (i) increase the number of shares available under the 1988 Plan to 2,200,000, and (ii) reduce the vesting period for future options granted under the 1988 Plan from five years to three years. The 1988 Plan was subsequently amended on December 4, 2001 to provide the President with authority to grant options under the 1988 Plan to non-officer employees for employee retention and recruitment purposes. This provision is not included in the 2002 Plan. As of the Record Date, the 1988 Plan covered an aggregate of 2,200,000 shares of Common Stock and options to acquire 1,737,279 shares of Common Stock were outstanding under the 1988 Plan.

     As of the Record Date, the 1997 Plan covered an aggregate of 400,000 shares of Common Stock and options to acquire 30,242 shares of Common Stock were outstanding under the 1997 Plan.

     The Company has less than 100,000 options available for grant under the 1988 Plan. For a variety of reasons, the Company has not utilized the 1997 Plan and currently does not anticipate using the 1997 Plan to any significant extent.

     On May 3, 2002, the Board adopted, subject to Stockholder approval, the 2002 Plan, pursuant to which 5,000,000 shares of Common Stock may be issued (subject to adjustment in the event of stock splits and other similar events). The 2002 Plan is intended to replace the 1988 Plan. The Board has adopted the 2002 Plan because it believes that the 1988 Plan is overly restrictive and the Company needs more flexibility in non-cash compensation in order to recruit and retain qualified people and obtain the services of certain third party directors and consultants. In addition, the number of shares currently available for grant under the 1988 Plan are not sufficient to satisfy the Company's future incentive compensation needs. As of the Record Date, there were less than 100,000 shares available for grant under the 1988 Plan. Upon the approval by the Stockholders of the 2002 Plan, no further option grants shall be made under the 1988 Plan; however, all then outstanding options under the 1988 Plan shall remain in effect and shall count against the 5,000,000 share limitation.

     If the 2002 Plan is approved, then the Company expects to file a registration statement on Form S-8 registering the shares of Common Stock issuable pursuant to the 2002 Plan.

Summary of the 2002 Plan

     The principal provisions of the 2002 Plan are summarized below, but the summary is not intended to be a complete description of all the terms of the 2002 Plan. The summary is qualified in its entirety by reference to the 2002 Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

     Purposes

     The purposes of the 2002 Plan are to attract and retain for the Company and its affiliated entities the best available personnel, to provide additional equity incentive to employees, directors and consultants and to increase their interest in the Company's welfare, and to promote the success of the business of the Company.

     Description of Awards

     The 2002 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"), non-qualified stock options and restricted stock awards (collectively, "Awards").

     Incentive Stock Options and Non-Qualified Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. It is the intent of the Compensation Committee to continue under the 2002 Plan the Company's practice of granting options at fair market value. However, the 2002 Plan provides that options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company or any of its subsidiaries). Under present financial accounting rules, if an option is granted at less than fair market value, a charge to operations may be required to be recorded by the Company. Options intended to qualify as incentive stock options may not be granted for a term in excess of ten years (or five years in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company or any of its subsidiaries). The 2002 Plan permits the Compensation Committee to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, or by delivery to the Company of a promissory note.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Eligibility to Receive Awards

     Officers, directors, employees and consultants of the Company and the Company's affiliated entities are eligible to be granted Awards under the 2002 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its present and future parent and subsidiary corporations (as defined in Sections 424(e) or 424(f) of the Code). In addition, under present financial accounting rules, if an option is granted to a Consultant, a charge to operations would be required for the fair value of the option grant. The maximum number of shares with respect to which Awards may be granted to any participant under the 2002 Plan during any calendar year may not exceed 1,000,000, subject to approval and proportionate adjustments in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar transaction.

     As of the Record Date, the Company had approximately 550 employees and four non-employee directors, all of whom would be eligible to participate in the 2002 Plan. The number of individuals receiving Awards will vary from year to year depending on various factors, such as the Company's hiring needs during the year, and thus the Company cannot now determine Award recipients. No Awards have been granted under the 2002 Plan.

     On the Record Date, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $1.35.

     Administration

     The 2002 Plan is administered by the Compensation Committee. The Compensation Committee shall interpret the 2002 Plan and any Awards granted pursuant to the 2002 Plan and shall prescribe such rules and regulations in connection with the operation of the 2002 Plan as it determines to be advisable for the administration of the 2002 Plan. The Compensation Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Compensation Committee of any of the provisions of the 2002 Plan or any Award granted under the 2002 Plan shall be final and binding upon the Company and all persons having an interest in any option or any shares of Common Stock acquired pursuant to an Award. Subject to any applicable limitations contained in the 2002 Plan, the Compensation Committee selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price. If the Company undertakes any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, appropriate and proportionate adjustments shall be made to (i) the number and class of securities reserved for issuance under the plan, (ii) the number, kind and exercise price of the securities underlying options outstanding at the time of such occurrence, and (iii) the repurchase price of each outstanding restricted stock award.

     Except as otherwise provided in the applicable option agreement, all options granted under the 2002 Plan shall not be transferable other than by will or the laws of descent and distribution.

     In the event of a merger or other acquisition event, unless specifically provided otherwise with respect to such an event in an individual stock option agreement or restricted stock agreement or in a then-effective written employment agreement between the grantee and the Company or an affiliate, if, during the effectiveness of the 2002 Plan, (i) each option which is at the time outstanding under the 2002 Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such event, for all of the shares of Common stock at the time represented by such option and (B) expire twenty (20) days after the Compensation Committee gives written notice to the optionee specifying the terms and conditions of the acceleration of the optionee's options, and (ii) the forfeiture restrictions applicable to all outstanding restriction stock awards shall lapse and shares of Common Stock subject to such restricted stock awards shall be released from escrow, if applicable, and delivered to the grantees of the Awards free of any forfeiture restriction. To the extent that an optionee exercises his option before or on the effective date of the event, the Company shall issue all shares of Common Stock purchased by exercise of that option, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the event.

     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2002 Plan subject, however, in the case of incentive stock options to any limitations under the Code.

     Amendment or Termination

     The Board in its discretion may, at any time or from time to time after the date of adoption of the 2002 Plan, terminate or amend the 2002 Plan in any respect, including amendment of any form of option agreement, restricted stock agreement, exercise agreement or instrument to be executed pursuant to the 2002 Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain Stockholder approval of any 2002 Plan amendment in such manner and to such a degree as required. Any amendment or termination of the 2002 Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the 2002 Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an option agreement or restricted stock agreement) signed by the grantee and the Company.

     The 2002 Plan terminates in ten years. No Award may be made under the 2002 Plan after termination of the 2002 Plan, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2002 Plan, except that after the date of such amendment no Award intended to comply with Section 162(m) of the Code shall become exercisable, realizable or vested unless and until such amendment shall have been approved by the Stockholders, if necessary, under Section 162(m).

     Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2002 Plan and with respect to the sale of Common Stock acquired under the 2002 Plan. The following statements are based on present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

     The grant of an Award under the 2002 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2002 Plan will have any tax consequences to the Company. The Company generally will be entitled to a federal income tax deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2002 Plan, including in connection with a lapse of restrictions under a restricted stock award or as a result of the exercise of a non-qualified stock option or a Disqualifying Disposition (as defined below). Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain by the participant on exercise will be ordinary compensation income and the remaining gain, if any, will be a capital gain and the Company will be entitled to a corresponding deduction at the time of sale in an amount equal to the participant's ordinary income amount. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Non-Qualified Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price of such Common Stock, and the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant at the time of such recognition by the participant.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Comparison of the 2002 Plan with the 1988 Plan

     The following compares certain provisions of the 2002 Plan with the 1988
Plan:

                                         2002 Plan                        1988 Plan
                                         ---------                        ---------
     Total Shares Available              5,000,000                        2,200,000

     Types of Awards:

        incentive stock options             Yes                           No

        non-qualified stock options         Yes                           Yes

        restricted stock awards             Yes                           No

     Vesting Period                         As determined by
                                            Compensation Committee(1)     33-1/3% per year

     Maximum Length of Options              10 years                      10 years

     Administration                         Compensation Committee        Compensation Committee

(1) The Compensation Committee presently intends to continue the Company's prior practice of vesting options at the rate of 33-1/3% per year.


Reason for Request for Stockholder Approval

     The 2002 Plan will allow the Company to provide more attractive equity incentives to retain existing employees, to attract prospective employees and to obtain the services of directors and consultants. The 2002 Plan, if adopted by the Stockholders, will increase by 2,800,000 shares, the total number of shares available under the 1988 Plan. The Company believes that the 2002 Plan will enhance the long-term value of the Company by offering opportunities to optionees to participate in the Company's growth and success and to encourage optionees to remain in the service of the Company and to acquire and maintain stock ownership in the Company.

Impact of the replacement of the 1988 Plan with the 2002 Plan

     The 1988 Plan covers an aggregate of 2,200,000 shares of Common Stock. The 2002 Plan covers an aggregate of 5,000,000 shares of Common Stock. If the Stockholders approve the 2002 Plan, then the Compensation Committee may, without further Stockholder approval, grant additional options on the additional shares that will be available under the 2002 Plan (the "Additional Options"). To the extent that the Additional Options are issued and exercised in the future, they will decrease the existing Stockholders' percentage equity ownership in the Company and will be dilutive to existing Stockholders. Additionally, the issuance and exercise of the Additional Options could have the effect of diluting the earnings per share and book value per share of the outstanding shares of Common Stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT AND REPLACEMENT OF THE ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN BY THE ADOPTION OF THE ULTRAK, INC. 2002 STOCK INCENTIVE PLAN.

                                  PROPOSAL FOUR

          TO APPROVE AN AMENDMENT TO THE COMPANY'S BY-LAWS TO AMEND AND
                        RESTATE ARTICLE V OF THE BY-LAWS

Background

     Article V of the By-Laws, as currently in effect, does not provide for separate positions of Vice Chairman of the Board, Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer. The Board has been using certain of such designations for several years. In addition, Article V of the By-Laws, as currently in effect requires that the Chairman of the Board and the Chief Executive Officer be the same person and does not clearly allow two persons to hold the same office. The Board would like flexibility in that regard. Finally,
Article V of the By-Laws, as currently in effect, does not allow flexibility for determining the duties and reporting responsibilities of many of the officer positions and sets out duties and reporting responsibilities that conflict with what the Company is currently doing.

Proposed Amendment to Article V of the By-Laws

     The proposed Article V is attached to this Proxy Statement as Exhibit C. The Amendment to Article V will clarify the officer positions (and allow separate positions of Vice Chairman of the Board, Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer) and generally allow the Chief Executive Officer and, in the Chief Executive Officer's absence, the Board to establish duties and responsibilities without amending the By-Laws. Mr. Zenger and Mr. Broady have been designated to serve as Joint Chief Executive Officers upon approval of the amendment to Article V of the By-Laws.

Reason for request for Stockholder Approval

     The Board believes that requesting Stockholder approval of the amendment to
Article V is necessary under Delaware law and will avoid the need for additional Stockholder votes in the future by making Article V more flexible. Additionally, the amendment to Article V will document certain officer titles that the Company has been using for several years. Ultrak reserves the right to amend the By-Laws in the future, including Article V, as considered appropriate to the Board.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF ARTICLE V OF THE BY-LAWS.

                                  PROPOSAL FIVE

       TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

     Grant Thornton LLP ("Grant Thornton") served as the independent auditors of the Company for the fiscal year ending December 31, 2001. On April 25, 2002 the Board appointed Grant Thornton as the independent auditors of the Company for the fiscal year ending December 31, 2002. If the Stockholders do not ratify the appointment, then the Board will not appoint Grant Thornton as the Company's auditors for 2002.

     Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Notwithstanding the selection of Grant Thornton, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and the Stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

--------------------------------------------------------------------------------

                                  PROPOSAL SIX

                                 OTHER BUSINESS

     The Board knows of no matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

Compensation of Directors

     Each non-employee director receives an annual fee of $16,500, and officers and directors are generally reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings. In April 2002 the Board resolved that non-employee directors serving on the Executive Committee of the Board (the "Executive Committee") shall be compensated by the Company in an amount determined by the Compensation Committee of the Board (the "Compensation Committee") as fair and reasonable. In May 2002 the Compensation Committee authorized additional compensation of $1,000 per day to non-employee Board members working at the Company's request, above and beyond the normal duties of the Board. The additional compensation of $1,000 per day will be payable for each day that such Board member works for the Company above and beyond their normal duties as Board members.

Board Meetings and Committees

     In addition to the Board, the Company has an Audit Committee of the Board (the "Audit Committee"), a Compensation Committee and an Executive Committee. During 2001 there were three (3) regularly scheduled meetings of the Board, and fifteen (15) special meetings of the Board. The Board also acted by written consent on two (2) occasions during 2001. During 2001, each director of the Company attended at least 75% of all meetings of the Board and each of the Committees on which he served.

Audit Committee

     From January 2001 to October 2001, the Audit Committee was composed of Charles C. Neal, Malcolm J. Gudis and Robert F. Sexton with Mr. Neal serving as Chairman during that period. From October 2001 to December 31, 2001, Messrs. Tate and Gunning and Ronald Harnisch served on the Audit Committee with Mr. Tate serving as Chairman during that period. Mr. Harnisch resigned from the Board in April 2002 and was replaced on the Audit Committee by Mr. Codeluppi.

     The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit of the Company, (ii) reviewing with the independent auditors the Company's corporate accounting practices and policies, (iii) reviewing with the independent auditors their final audit report, (iv) reviewing with the independent auditors overall accounting and financial controls, (v) being available to the independent auditors during the year for consultation purposes, and (vi) performing the additional duties required by the Company's Audit Committee Charter. The Audit Committee met eight (8) times in 2001. The Audit Committee did not act by written consent during 2001.

Compensation Committee

     From January 2001 to October 2001, the Compensation Committee was composed of Messrs. Neal, Gudis and Sexton with Mr. Sexton serving as Chairman during that period. From October 2001 to December 31, 2001, Messrs. Harnisch, Tate and Gunning served on the Compensation Committee with Mr. Harnisch serving as Chairman during that period. Mr. Harnisch resigned from the Board in April 2002 and was replaced on the Compensation Committee by Mr. Codeluppi. Mr. Gunning was elected to serve as Chairman of the Compensation Committee upon Mr. Harnisch's resignation.

     The Compensation Committee is responsible for determining the nature and amount of compensation for the executive officers of the Company, and for granting stock options under the

Company's option plans. The Compensation Committee met seven (7) times in 2001. The Compensation Committee acted by written consent on two (2) occasions during 2001.

     All directors who served on the Compensation Committee during the fiscal year ended December 31, 2001 were non-employee directors. There were no "Compensation Committee interlocks" during fiscal year 2001.

Executive Committee

     On April 3, 2002 the Board formed an Executive Committee. The Executive Committee is currently composed of Messrs. Zenger, Broady, Codeluppi and Morris. Mr. Zenger was elected Chairman of the Executive Committee. The purpose of the Executive Committee is to provide the Board with an additional review and evaluation of any proposals concerning the sale of the Company or the Company's assets. The Board determined that the Executive Committee should be a predominantly independent group of directors that could propose alternatives to the Company's management and could assist the Company's management and the Board in reviewing and restructuring the Company's operations after any sale of the Company's assets. The Board resolved that, with the exception of Mr. Broady, the members of the Executive Committee will be compensated by the Company for all reasonable out of pocket expenses incurred as a result of serving on the Executive Committee and in an additional amount determined by the Compensation Committee to be fair and reasonable.

--------------------------------------------------------------------------------

                               THE AUDIT COMMITTEE

                             Audit Committee Report

     The Audit Committee reports to and acts on behalf of the Board by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Audit Committee is composed of three directors who meet the independence and experience requirements of NASDAQ and acts under a written charter adopted in 2000, which is reviewed and reassessed annually by the Audit Committee. The charter was submitted to the Stockholders at the Company's 2001 Annual Meeting of Stockholders.

     The Company's management ("Management") is responsible for the Company's internal controls and the financial reporting process. Grant Thornton is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with Management and Grant Thornton. In this context, the Audit Committee has met and discussed with Management and Grant Thornton the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, and Statement on Auditing Standards No. 71, "Interim Financial Reporting", as amended. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. In addition, the Audit Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 and the Audit Committee has reviewed, evaluated and discussed the written report with Grant Thornton. The Audit

Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditors' independence.

     The Audit Committee discussed with Grant Thornton the overall scope and plans for their audit. The Audit Committee met with Grant Thornton, with and without Management present, to discuss the results of the examination, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The Audit Committee also recommended the appointment of Grant Thornton as the Company's independent auditors for the fiscal year ending December 31, 2002.

AUDIT COMMITTEE                     Bryan C. W. Tate (Chairman)
                                    Alastair J. A. B. Gunning
                                    Gerard Codeluppi

Audit and Review Fees

     The aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $322,500.

All Other Fees

     The aggregate fees billed by Grant Thornton for services rendered to the Company for the fiscal year ended December 31, 2001, other than for services described above under "Audit Fees," were $226,400. Grant Thornton did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.


--------------------------------------------------------------------------------

                           THE COMPENSATION COMMITTEE
                           --------------------------

             Compensation Committee Report on Executive Compensation

     The Compensation Committee has furnished the following report on the Company's executive officer compensation program. The report describes the compensation policies applicable to the Company's executive officers (the "Executive Officers"). All of the directors that served on the Compensation Committee during the fiscal year ended December 31, 2001 were non-employee directors.

General Compensation Philosophy

     The Company applies a consistent performance-based approach to the compensation of the Executive Officers. The compensation of the Executive Officers consists of two components: (i) base salary and benefits, and (ii) annual incentives. The Compensation Committee's objective is to attract and retain, and to motivate, the Executive Officers to achieve strategic and financial objectives. The compensation of the Executive Officers is determined primarily on performance-based, objective criteria. The Compensation Committee encourages ownership of Common Stock by the Executive Officers. The compensation of the Executive Officers is tied to the performance of the Company, in order to align the

Executive Officers' interests more closely with the Stockholders' interests. The Compensation Committee utilizes a discretionary component to reward individual achievement.

     The Compensation Committee believes that the Executive Officers of the Company, significantly and directly influence the Company's overall performance. Accordingly, the Compensation Committee uses base salary and benefits and annual incentives to retain and motivate them. The Compensation Committee evaluates the compensation of the Executive Officers on their performance as well as the performance of the Company.

     The Compensation Committee reviewed the salaries and bonuses of its Executive Officers in late 2001. The Compensation Committee also reviewed the performance of its Executive Officers and the Company during 2001. The Compensation Committee considered the Company's financial performance, successful completion of strategic objectives and expense control during 2001. Based upon its analysis, the Compensation Committee decided to increase the base salaries of Messrs. Beare and Sharng and Ms. Diddell for 2002. Mr. Beare's increase in base salary was made effective as of October 1, 2001.

     The Compensation Committee awarded Mr. Broady options to purchase 138,851 shares of Common Stock on June 1, 2001. The Compensation Committee awarded Mr. Beare options to purchase 50,000 shares of Common Stock on September 14, 2001 and 200,000 shares of Common Stock on December 4, 2001. The Compensation Committee awarded Ms. Diddell options to purchase 50,000 shares of Common Stock on September 14, 2001. Mr. Sharng was not awarded any options in 2001.

     An annual bonus of $65,311 was paid to Mr. Beare in 2001. Retention bonuses of $20,617 and $28,667 were paid in January 2002 to Mr. Sharng and Ms. Diddell, respectively, encouraging them to remain with the Company through the end of 2002. Mr. Broady received a special cash bonus of $770,000 in 2001. See "OTHER COMPANY MATTERS - Certain Relationships and Related Transactions".

     Mr. Zenger did not become an Executive Officer until May 2002, when he was elected to serve as Joint-Chief Executive Officer of the Company with Mr. Broady. Consequently, Mr. Zenger did not receive any compensation from the Company in 2001. Mr. Zenger did engage in certain transactions with the Company. See "OTHER COMPANY MATTERS - Certain Relationships and Related Transactions".

Compensation Policy Regarding Deductibility

     Section 162(m) of the Code, places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid Executive Officers. Certain performance-based compensation that has been approved by Stockholders is not subject to the deduction limit. It is the Company's intent to use reasonable efforts to cause awards under the Company's compensation programs that could exceed the $1,000,000 limit to constitute performance-based compensation that are not subject to Section 162(m) of the Code. Although it is the Company's policy to make reasonable efforts to cause executive compensation to be eligible for deductibility under Section 162(m) of the Code, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals the Compensation Committee has not adopted a policy that all compensation must be deductible.

     The Compensation Committee believes that the Company's executive compensation policies and plans described above provide a program that aligns the interests of the Company, its Executive Officers, and the Stockholders.

COMPENSATION COMMITTEE              Alastair J. A. B. Gunning. (Chairman)

                                    Bryan C. W. Tate
                                    Gerard Codeluppi

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
                             ----------------------

Stock Option Plans

     The Company currently maintains the 1988 Plan and the 1997 Plan. Options to purchase an aggregate of 1,767,521 shares of Common Stock were outstanding under both the 1988 Plan and the 1997 Plan at exercise prices from $1.02 per share to $18.25 per share. Of the total options, options to purchase 1,275,851 shares were subject to options (vested or unvested) held by the Executive Officers. The option exercise price is set by the Compensation Committee based on the market price of Common Stock as of the close of business the day prior to the date of grant.

Description of the 1988 Plan

     Under the 1988 Plan, options to purchase shares of Common Stock may be issued to full-time employees, and persons equivalent to employees, as chosen by the Compensation Committee. All of the Executive Officers apart from Mr. Zenger have outstanding option grants under the 1988 Plan. Pursuant to the 2001 Amendments, options granted after the 2001 Amendments under the 1988 Plan vest at the rate of 33 1/3% over a three-year period. Prior to the 2001 Amendments, the options vested based upon full-time employment with the Company at the rate of 20% per year over a five-year period. The options expire ten years from the date of grant. The option exercise price is based on the market price of Common Stock as of the close of business on the last business day prior to the date of grant. Options which are vested may be exercised at any time thereafter and prior to the expiration of the option.

     Unvested options under the 1988 Plan automatically vest and may be exercised in the event (i) the optionee dies or becomes disabled, (ii) the Company is merged, consolidated or reorganized, (iii) the Company is dissolved or liquidated, (iv) substantially all property and assets of the Company are sold, (v) more than 50% ownership of the Company is transferred, or (vi) the employee is terminated other than for cause and his or her written employment agreement so provides. If an employee is dismissed without cause, unexercised vested options may be exercised for 30 days before automatically expiring. If an employee is dismissed for cause, unexercised vested options terminate immediately.

     If the 2002 Plan is approved by the Stockholders it will replace 1988 Plan; provided, however, that outstanding options under the 1988 Plan will continue to be governed by the terms of the 1988 Plan, except as an option holder may otherwise agree in writing.

Description of the 1997 Plan

     Options may be granted under the 1997 Plan to eligible employees and nonemployee directors of the Company for the purchase of a maximum of 400,000 shares of Common Stock. None of the Executive Officers has an outstanding option grant under the 1997 Plan . Employees eligible under the 1997 Plan are the non-employee directors, executive officers and such other management employees as determined by the Compensation Committee each year. To be eligible for an option grant for a fiscal year, an otherwise eligible employee or director must be employed by the Company or serve as a director as of January 1 of that year. The 1997 Plan is a formula-based plan administered by the Compensation Committee. Under the 1997 Plan, the Compensation Committee may grant either non-qualified stock options or incentive stock options in the Code.

     Options are granted under the 1997 Plan based on the Company achieving one or more of the following considerations for the fiscal year: (i) Economic Value Added ("EVA"), the primary component of which is the amount of net income for the year which exceeds a hurdle or target amount of return on Stockholders' equity, (ii) Market Value Added ("MVA"), the primary component of which is the increase in the market value of the Company for the fiscal year as measured by the price of Common Stock or (iii) Budget Achievement ("Budget"), the primary component of which is the Company meeting or exceeding its approved financial budget for the fiscal year. Prior to December 31 of each fiscal year, the Compensation Committee will determine the percentage that each of the above considerations represents in the determination of grants under the 1997 Plan, which percentages must aggregate to 100%, and the maximum number of options that can be granted based on the fiscal year's performance ("Option Pool"), which cannot exceed 1% of the outstanding shares of Common Stock. Prior to December 31 of each fiscal year, the Compensation Committee will determine the percentage that each eligible employee and non-employee director is eligible to receive from the Option Pool. No options were granted under the 1997 Plan during the fiscal years ended December 31, 2000 and 2001.

Tax status of the 1988 Plan and the 1997 Plan

     Pursuant to the 1997 Plan, the Compensation Committee may provide for an option to qualify either as an incentive stock option or non-qualified stock option. The tax treatment of an incentive stock option and non-qualified stock option is set out below. The following statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

     Tax status of Incentive Stock Options. All stock options that qualify under the rules of Section 422 of the Code will be entitled to incentive stock option treatment. To receive incentive stock option treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after the shares are transferred to the optionee. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon the exercise of the option, and any gain upon sale of stock will be entitled to capital gain treatment. The employees gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an incentive stock option is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

     If an employee does not meet the two-year and one-year holding requirements (a "Disqualifying Disposition"), but does meet all other requirements, income tax will be imposed at the time of sale of the stock. In such event, the employee's gain on exercise will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the Disqualifying Disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

     Tax status of Non-Qualified Stock Options. Generally, an optionee will not recognize income for federal income tax purposes upon the grant of a non-qualified option. On exercise of a non-qualified option, however, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, and the Company will be allowed a federal income tax deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

Executive Officers

     The Executive Officers are as follows:

     NAME                    AGE     POSITION
     ----                    ---     --------
     Niklaus F. Zenger       40      Chairman of the Board and Joint-Chief Executive Officer

     George K. Broady        63      Vice Chairman of the Board and Joint-Chief Executive Officer

     Rufus Bond Gunning      62      Chief Operating Officer

     Chris T. Sharng         38      Senior Vice President, Chief Financial Officer and Secretary

     Wendy S. Diddell        36      Senior Vice President of Sales


     See "Election of Directors" for information concerning Messrs. Zenger and Broady.

     Rufus Bond Gunning joined the Company in May 2002 as Chief Operating Officer. From 1996 to 1999 Mr. Bond Gunning was employed as the Managing Director of Proven Group PLC. From 1991 to 1996 Mr. Bond Gunning was employed as the Managing Director of Proven Services Limited. From 1990 to 1991 Mr. Bond Gunning was employed as the Managing Director of Sketchley Vending PLC. Mr. Bond Gunning's most recent position was as Chief Executive of Chubb Alarms and Chubb Wardens Ltd. Mr. Bond Gunning is the brother of Alastair Gunning, a director of the Company.

     Peter D. Beare served as a director of the Company from October 2001 to April 2002. Mr. Beare joined the Company in May 2000 as Vice President-Technology and has been the President and Chief Operating Officer of the Company since July 2000. From prior to 1997 to May 2000 Mr. Beare was employed by Baxall, Ltd., a United Kingdom manufacturer of CCTV security and surveillance systems. Mr. Beare's last position with Baxall, Ltd. was as Managing Director.

     Chris T. Sharng joined the Company in October 2000 as Senior Vice President and Chief Financial Officer. From March 1989 to July 2000 Mr. Sharng was employed by Mattel, Inc., a large publicly-held consumer products company, in various capacities and he served as Mattel's Vice President of International Finance and Planning from 1996 to July 2000.

     Wendy S. Diddell has been the Senior Vice President of Sales at the Company since August 2000, after serving as Vice President of the Company's Consumer Group from July 1997 to August 2000. From April 1991 to July 1997, Ms. Diddell was employed by Philips Consumer Electronics Company in various capacities, with her last position being National Account Director.

Executive Officers Summary Compensation Table

     The following summary sets forth all annual and long-term compensation paid or accrued to the Executive Officers earning in excess of $100,000 during 2001 for services rendered to the Company during the fiscal years ended December 31, 2001, 2000 and 1999. Mr. Zenger's compensation is not reported in the table because he did not become an Executive Officer until April 2002.

                                                                                LONG TERM
                                                 ANNUAL COMPENSATION           COMPENSATION
                                                 -------------------           ------------
NAME AND
PRINCIPAL                                                                         STOCK         ALL OTHER
POSITION                     YEAR              SALARY             BONUS          OPTIONS      COMPENSATION
--------                     ----              ------             -----          -------      ------------
----------------------------------------------------------------------------------------------------------
George K. Broady,             2001          $ 385,632      $ 770,019(1)          138,851       $ 16,000(9)
Chief Executive Officer and                                                                     $ 3,174(2)
Chairman of the Board         2000          $ 385,632               $ 0          132,000        $ 3,174(2)
                              1999          $ 385,000               $ 0                0        $ 3,003(2)
----------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Peter D. Beare                2001       $ 237,297(3)          $ 65,311          250,000       $ 10,591(5)
President and                                                                                  $ 27,417(6)
Chief Operating Officer(10)   2000       $ 101,444(4)               $ 0           62,000        $ 2,252(5)
                                                                                                $ 6,297(6)
                              1999                N/A               N/A              N/A               N/A
----------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Chris T. Sharng,              2001          $ 175,000          $ 36,007                0       $ 66,954(8)
Senior Vice President,                                                                          $ 2,585(2)
Chief Financial Officer and   2000           $ 40,385               $ 0                0               $ 0
Secretary                     1999                N/A               N/A              N/A               N/A
----------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Wendy S. Diddell              2001          $ 177,000          $ 62,271           50,000      $3,966.82(2)
Senior Vice President -       2000          $ 164,981          $ 71,250           35,000        $ 3,974(2)
Sales                                                                                          $ 10,620(7)
                              1999          $ 138,173          $ 53,195           10,000        $ 3,755(2)
----------------------------------------------------------------------------------------------------------

(1) Bonus paid to Mr. Broady upon sale of Company's ownership in Detection Systems, Inc. See "Certain Relationships and Related Transactions".
(2)  Contribution to 401(k) Plan on behalf of employee.
(3) Peter Beare's annualized base salary was $225,000 from January 1, 2001 to September 30, 2001 and $310,000 from October 1, 2001 to December 31, 2001. The $237,297 includes $9,628 in back-pay due to a salary increase in 2000.
(4)  For period from May 8, 2000 to December 31, 2000.
(5)  Amount paid for employee's use of automobile in the U.S.
(6)  Amount paid for employee's U.S. related housing expense.
(7)  Value realized due to exercise of stock options.
(8)  Taxable amount paid for relocation of Mr. Sharng.
(9)  Reimbursement of legal fees of Mr. Broady.
(10) Mr. Beare is no longer an employee of the Company.

Option Grants in Last Fiscal Year

         The table below shows information on grants of stock options to the Executive Officers under the 1988 Plan during the fiscal year ended December 31, 2001, which option grants are reflected in the Executive Officers Summary Compensation Table. There were no grants during such fiscal year under the 1997 Plan. Mr. Zenger was not an Executive Officer in 2001.

                                                                                                       POTENTIAL REALIZED
                                           INDIVIDUAL GRANTS                                            VALUE AT ASSUMED
                                           -----------------                                             RATES OF STOCK
                      NUMBER OF                                                                        PRICE APPRECIATION
                      SECURITIES       % OF TOTAL                                                        FOR OPTION TERM
                      UNDERLYING       GRANTED TO        EXERCISE      PRICE ON                        ------------------
                      OPTIONS          EMPLOYEES IN      PRICE         DATE OF       EXPIRATION
NAME                  GRANTED          FISCAL YEAR(a)    ($/SHARE)     GRANT         DATE(b)             5%         10%
----                  -------          --------------    ---------     -----         -------             --         ---
George K. Broady      138,851(c)           23.03%         $2.73        $2.73       06/01/2011        $133,915     $146,860

----------------------------------------------------------------------------------------------------------------------------
Total                 138,851              23.03%                                                    $133,915     $146,860
----------------------------------------------------------------------------------------------------------------------------

Peter D. Beare(d)      50,000(c)            8.30%         $1.18        $1.18       09/14/2011         $56,845      $60,343
                      200,000(c)           33.17%         $1.57        $1.57       12/04/2011        $219,251     $234,811

----------------------------------------------------------------------------------------------------------------------------
Total                 250,000              41.47%                                                    $276,096     $295,154
----------------------------------------------------------------------------------------------------------------------------

Chris T. Sharng             0

----------------------------------------------------------------------------------------------------------------------------
Total                                       0.00%                                                       $0.00        $0.00
----------------------------------------------------------------------------------------------------------------------------

Wendy S. Diddell       50,000(c)            8.30%         $1.18        $1.18       09/14/2011         $56,845      $56,845

----------------------------------------------------------------------------------------------------------------------------
Total                                       8.30%                                                     $56,845      $60,343
----------------------------------------------------------------------------------------------------------------------------


     (a) A total of 620,851 options were granted to all employees during the fiscal year ended December 31, 2001.
     (b) Under the terms of the 1988 Plan, all stock options not exercised within 30 days after termination of employment will terminate.
     (c) Options granted under the 1988 Plan previously vested in one-fifth increments over a five-year period. Pursuant to the 2001 Amendments, options granted under the 1988 Plan after the 2001 Amendments vest in one-third increments over a three year period.
     (d)    Mr. Beare is no longer an employee of the Company.

Executive Officers Options, Exercises and Holdings Table

     There were no exercises of stock options during 2001 by the Executive Officers. The Company does not utilize stock appreciation rights ("SARs"). The unexercised options owned by the Executive Officers as of December 31, 2001 are presented below. Mr. Zenger was not an Executive Officer in 2001 and as of the Record Date Mr. Zenger had no options.

                                                           NUMBER OF
                                                           SECURITIES                     VALUE OF
                                                           UNDERLYING                     UNEXERCISED IN-
                                                           UNEXERCISED                    THE-MONEY
                                                           OPTIONS/SARS                   OPTIONS/SARS
                      SHARES               VALUE           AS AT 12/31/01                 AS AT 12/31/01
                   ACQUIRED ON            REALIZED         EXERCISABLE/                   EXERCISABLE/
NAME                EXERCISE #             ($) (1)         UNEXERCISABLE                  UNEXERCISABLE (2)
----                ----------             -------         -------------                  -----------------
George K. Broady         --                   --           96,400/224,451(3)                  $0/$0

Peter D. Beare(5)        --                   --           12,400/299,600                     $0/$14,000

Chris T. Sharng          --                   --                0/0(4)                        $0/$0

Wendy S. Diddell         --                   --           12,000/81,000                      $0/$14,000


     (1) If applicable, would be based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.
     (2) Based on the fair market value of the option shares at fiscal year end ($1.46 per share on the basis of the closing selling price on the NASDAQ National Market at fiscal year-end) less the exercise price. If the closing price is less than the exercise price, then the value of unexercised options equals zero.
     (3) Total of 224,451 at December 31, 2001 does not include 475,000 options granted to Mr. Broady in January 2002.
     (4)    Mr. Sharng was granted 75,000 options in January 2002.
     (5)    Mr. Beare is no longer an employee of the Company.

Other Employee Benefit Plans

     The Company does not sponsor any defined benefit or actuarial plans. However, the Company does sponsor a 401(k) plan for all eligible employees whereby the Company matched 50% during 2001 of the employee's contribution up to 6% of the employee's base salary.

     During 2001, the Company provided a medical insurance program for its full-time employees of which it paid 60% of the premium. As of December 31, 2001 the Company did not have any defined benefit retirement or non-contributory pension plans for its employees, officers or directors.

     The Company has a policy that all loans from the Company or its subsidiaries to its officers, directors and key employees or their affiliates must be approved by a majority of disinterested directors. There are no loans outstanding to any Executive Officer or Director.

--------------------------------------------------------------------------------

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                 -----------------------------------------------
                       AND CHANGE-IN-CONTROL ARRANGEMENTS
                       ----------------------------------

Option Plans

     1988 Plan. Under the 1988 Plan, notwithstanding the three year vesting period, an optionee shall be entitled to exercise the total number of shares (whether or not vested) covered by an option if, among other things, (i) the Company is merged, consolidated or reorganized, and the Company is not the surviving entity; (ii) substantially all property and assets of the Company are sold or (iii) a "Fifty Percent Acquisition" (as defined in the 1988 Plan) occurs. Under the 1988 Plan, a "Fifty Percent Acquisition" means a purchase or other acquisition by any individual or entity whereby such individual or entity owns, immediately after, but not before, such purchase or other acquisition, more than fifty percent (50%) of the total combined voting power of the outstanding stock of the Company.

     Under the 1988 Plan, in the event of the (i) merger, consolidation or reorganization of the Company where the Company is not the surviving entity;
(ii) sale, lease, exchange or other form of disposition of substantially all property and assets of the Company or (iii) a Fifty Percent Acquisition, then the options granted under the 1988 Plan shall terminate as of a date to be fixed by the Compensation Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the optionee, and the optionee shall have the right, during the period of thirty (30) days preceding such termination of the option, to exercise the optionee's option to the extent of the total shares covered by the option.

     Under the 1988 Plan, if the Company shall at any time merge or consolidate with or into another corporation and (A) the Company is not the surviving entity or (B) the Company is the surviving entity and the holders of Common Stock are required to exchange their shares for property and/or securities, then (AA) the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such option would have been entitled to receive upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of the 1988 Plan shall thereafter be applicable, as nearly as they reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option or (BB) at any time, in its sole discretion, the surviving entity may tender substitute options as it may deem appropriate (provided, however, in no event may the substitute options entitle the optionee to any fewer shares or at any greater aggregate price or any less other property than the optionee would be entitled to under the immediately preceding paragraph upon an exercise of the options held prior to the substitution of the new option). If the 2002 Plan is approved, it will replace the 1988 Plan.

     2002 Plan. Under the 2002 Plan, a Change in Control means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act("Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or the Board of Directors of any successor to the Company;
(iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former Stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

     Under the 2002 Plan, unless specifically provided otherwise with respect to the Change in Control events in an individual option agreement or restricted stock agreement or in a then-effective written employment agreement between the grantee and the Company or an affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each option which is at the time outstanding under the 2002 Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such option and (B) expire twenty (20) days after the Compensation Committee gives written notice to the optionee specifying the terms and conditions of the acceleration of the optionee's options, and (ii) the forfeiture restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow, if applicable, and delivered to the grantees of the Awards free of any forfeiture restriction. To the extent that an optionee exercises his option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that option, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.

     1997 Plan. No Executive Officer has an outstanding option under the 1997.

Option Exchange

     In June 2001, the Company implemented a stock option exchange program (the "Exchange Program") pursuant to applicable SEC rules and regulations. No options were issued in 2001 pursuant to the Exchange Program. Only one Executive Officer participated in the Exchange Program and no options were issued in 2001 pursuant to the Exchange Program to such Executive Officer.

Employment and Severance Arrangements

     General. Apart from Messrs. Broady and Zenger, the Executive Officers have had written Employment Agreements (collectively, the "Employment Agreements") with the Company with varying terms and provisions which provide for a one year term but automatically extend for one year periods unless otherwise terminated upon 60 days notice prior to the end of each one year term. The Board may, in its discretion, decide to compensate the Executive Officers at higher rates than those stipulated in the Employment Agreements, and has periodically elected to do so. The Employment Agreements also provide that the Executive Officers are to be reimbursed for reasonable expenses incurred in connection with the Company's business. The Employment Agreements further provide for standard paid vacations, other health and accident coverage and insurance benefits.

     The Employment Agreements provide for severance benefits to the Executive Officers under certain circumstances. The terms "change of control", "cause", and "disability" are used in the following description as defined in the Employment Agreements. The Employment Agreements terminate upon the death or disability of the employee. Under the Employment Agreements, if the Company terminates the employment of the Executive Officer without cause, then the Company will continue to pay each Executive Officer compensation and benefits for a period of eighteen (18) months from the date of termination. The Company may terminate each of the Executive Officers for "cause" if the employee commits a material breach of the Employment Agreement or any written policies or procedures of the Company, commits any felony, willfully engages in acts that the employee knew or should have known would cause material harm to Company property, goodwill or existing business interests, engages in any violation of any civil law, or fails to substantially perform such employee's duties. Under the Employment Agreements, if the Company terminates the employment of the Executive Officer for cause, then the Executive Officer will not be entitled to severance benefits. Additionally, if the Executive Officer is terminated by the Company for cause, all benefits, including all unexercised and unvested stock options previously granted to the Executive Officer, are cancelled and rendered null and void.

     The Employment Agreements provide that the Executive Officers will not, for a period of one (1) year after termination, work for a competing business, solicit former customers, solicit employees of the Company to terminate employment, or disclose confidential or proprietary business information, including but not limited to customer/supplier lists and related information.

     In the event that a "change of control" occurs with respect to the Company, and employment is terminated by the Company or by the Executive Officer, the Executive Officer will be entitled to receive compensation and benefits for the designated period of eighteen months from the date of termination and all unexercised and unvested options become exercisable immediately for the full amount of the optioned shares.

     Niklaus F. Zenger. Mr. Zenger was elected as Joint-Chief Executive Officer of the Company in April 2002. Mr. Zenger does not have an employment agreement. The Compensation Committee determined that Mr. Zenger's compensation should be identical to that of Mr. Broady who is a Joint-Chief Executive Officer of the Company. The compensation of Messrs. Broady and Zenger is determined in the manner described above. Mr. Zenger's base salary is $385,000.

     In May 2002, the Compensation Committee approved the execution by the Company of a severance agreement for Mr. Zenger (the "Zenger Severance Agreement") which will provide, among other things, that upon Mr. Zenger's resignation from the Company, Mr. Zenger will be entitled to receive monthly severance compensation equivalent to one-twelfth of his last annual base salary for a period of twenty-four (24) months.

     George K. Broady. Mr. Broady was elected as Joint-Chief Executive Officer of the Company in April 2002. Mr. Broady was Chief Executive Officer of the Company from March 1991 to April 2002. Mr. Broady does not have an employment agreement. Mr. Broady's compensation is determined in the manner described above. Mr. Broady's base salary of $385,632 in 2001 remained unchanged from 2000. Additionally, Mr. Broady was awarded options to purchase 138,851 shares of Common Stock in 2001. Mr. Broady received a special cash bonus of $770,000 in 2001 related to the Company's successful investment in Detection Systems, Inc. See "OTHER COMPANY MATTERS - Certain Relationships and Related TRansactions".

     In December 2001, the Company and Mr. Broady executed a Severance Agreement (the "Broady Severance Agreement") which provided for the continued services of Mr. Broady to the Company until the earlier of (i) the date the Company hires a new Chief Executive Officer or (ii) December 31, 2002; provided, however, that if a new Chief Executive Officer is hired by the Company before December 31, 2002, then Mr. Broady will serve as an advisor to the new Chief Executive Officer and continue to receive his base salary and other benefits and assist the new Chief Executive Officer's transition until December 31, 2002. The Severance Agreement provides that the Company will thereafter pay Mr. Broady monthly severance compensation equivalent to one-twelfth of his last annual base salary for a period of thirty-six (36) months.

     Peter D. Beare. Mr. Beare separated from the Company in May 2002 and received severance in cash equal to six (6) months of his base salary and will receive an additional six (6) months of his base salary, payable monthly, over six (6) months. In addition, Mr. Beare's severance agreement provided Mr. Beare with medical insurance until October 31, 2002 or such time as Mr. Beare accepts full-time employment with another entity.

     Wendy S. Diddell. Ms. Diddell and the Company executed a new employment agreement effective January 1, 2002 (the "Diddell Employment Agreement"). Pursuant to the Diddell Employment Agreement, Ms. Diddell is entitled to receive an annual base salary of $183,000. Ms. Diddell received a $28,667 retention bonus in January 2002 pursuant to the Diddell Employment Agreement. If Ms. Diddell terminates her employment with the Company prior to the end of 2002, then the retention bonus must be repaid to the Company on a pro-rated basis.

     Chris T. Sharng. Mr. Sharng and the Company executed a new employment agreement on December 22, 2001 (the "Sharng Employment Agreement"). Pursuant to the Sharng Employment Agreement Mr. Sharng is entitled to receive an annual base salary of $192,000. Mr. Sharng received a $20,617 retention bonus in January 2002 pursuant to the Sharng Employment Agreement. If Mr. Sharng terminates his employment with the Company prior to the end of 2002, then the retention bonus must be repaid to the Company on a pro-rated basis. The Sharng Employment Agreement also provides that Mr. Sharng will be paid a performance bonus of at least $76,800 or 40% of his then current annual base salary if Mr. Sharng does not terminate his employment with the Company prior to the filing of the Company's 2002 Form 10-K with the SEC. The Company's 2002 Form 10-K is due within 90 days of December 31, 2002.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
           -----------------------------------------------------------

     The following table sets forth certain information concerning the beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of Common Stock and the Series A Preferred Stock as of the Record Date by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock or the outstanding shares of Series A Preferred Stock and their address, (ii) each executive officer and director, and
(iii) all executive officers and directors as a group.

                                                                                          Series A Preferred
                   Name                                   Common Stock(1)                      Stock(1)
                   ----                                   ---------------                     ---------
                                                    Shares            Percentage        Shares          Percentage
                                                    ------            ----------        ------          ----------
     Victoria and Eagle Strategic Fund(2)(3)        2,390,885            16.72%         130,233

     Niklaus F. Zenger(3)(4)                        2,068,560            14.05%         195,351        100.00%

     George K. Broady(5)                            1,741,487            12.11%              --            --

     Dimensional Fund Advisors, Inc.(6)               898,500             6.41%              --            --

     Becker Capital Management, Inc.(7)               657,800             4.69%              --            --

     Bryan C. Tate(8)                                  41,934              *                 --            --

     Peter D. Beare(9)(10)                             14,800              *                 --            --

     Wendy S. Diddell(11)                              18,800              *                 --            --

     Chris T. Sharng                                    1,000              *                 --            --

     Gerard Codeluppi                                                                        --            --
                                                           --              -
     Michael Morris                                                                          --            --
                                                           --              -
     Alastair J. A. B. Gunning                                                               --            --
                                                           --
     All current executive  officers and directors
     as a group (9 persons)(12)                     2,736,581            18.47%         195,351         100.0%


(*)  Less than 1 percent
(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares shown as beneficially owned.
(2) The address for Victoria and Eagle Strategic Fund, a Cayman Islands Company ("VESF"), is c/o Victoria and Eagle Asset Management S.A. - via Nassa 33, Lugano, Switzerland. All information regarding VESF in the above table is based on an Amended Schedule 13D jointly filed by VESF, Niklaus Zenger ("Mr. Zenger") and Mr. Zenger's spouse, Myriam Hernandez ("Ms. Hernandez") with the Securities and Exchange Commission (the "SEC") in January 2002 (the "Amended 13D"). According to the Amended 13D, VESF's beneficial ownership consists of 2,120,000 shares of Common Stock owned by VESF and 270,885 shares of Common Stock issuable upon conversion of the 130,233 shares of Series A Preferred Stock owned by VESF.
(3) According to the Amended 13D, VESF owns 130,233 shares of Series A Preferred Stock, Niklaus F. Zenger ("Mr. Zenger") owns 32,559 shares of Series A Preferred Stock, and Myriam Hernandez ("Ms. Hernandez") owns 32,559 shares of Series A Preferred Stock, but Mr. Zenger is deemed to beneficially own all of such shares of Series A Preferred Stock because both VESF and Ms. Hernandez have granted Mr. Zenger the right, for six months, to vote all of the shares of Series A Preferred Stock owned by VESF and Ms. Hernandez. The table above therefore lists 130,233 shares of Series A Preferred Stock as being beneficially owned by VESF and lists 195,351 shares (which share amount includes the 130,233 shares of Series A Preferred Stock owned by VESF) of Series A Preferred Stock as being beneficially owned by Mr. Zenger. There are only 195,351 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock has 16.667 votes on all matters submitted to a vote of the stockholders. All information regarding Mr. Zenger in the above table is based on the Amended 13D.

(4) Mr. Zenger's address is Kanalstrasse 31 Glattbrugg, Switzerland. According to the Amended 13D, Mr. Zenger's beneficial ownership consists of 17,700 shares of Common Stock owned by Mr. Zenger, 293,879 shares of Common Stock Mr. Zenger is entitled to purchase, 1,150,000 shares of Common Stock owned by Mr. Broady that Mr. Zenger is entitled to vote for six months, and 406,981 shares of Common Stock issuable upon conversion of the 195,351 shares of Series A Preferred Stock. According to the Amended 13D, Mr. Zenger directly owns 32,559 shares of the Series A Preferred Stock and has the right to vote, for six months, 32,559 shares of Series A Preferred Stock owned by Ms. Hernandez and 130,233 shares of Series A Preferred Stock owned by VESF. All information regarding Mr. Zenger in the above table is based on the Amended 13D. Each share of Series A Preferred Stock has 16.667 votes on all matters submitted to a vote of Stockholders. Through the proxies executed by VESF, Mr. Broady and Ms. Hernandez and through his ownership of Common Stock and Series A Preferred Stock, Mr. Zenger is currently entitled to 6,743,615 votes of the maximum of 17,282,403 votes entitled to be cast at the Meeting and therefore controls approximately 39.02% of the Company's voting power.

(5) Mr. Broady's address is c/o Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057. Includes options to purchase an aggregate of 149,084 shares exercisable within 60 days of the Record Date and 200,000 shares that may be acquired upon exercise of outstanding warrants.

(6) The address for Dimensional Fund Advisors, Inc. ("DFAI") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. All information regarding DFAI is based on a Schedule 13G filed by DFAI with the SEC in February 2002.

(7) The address for Becker Capital Management, Inc. ("BCMI") is 1211 SW Fifth Avenue, Suite 2185, Portland, Oregon, 97204. BCMI owned 4.69% of the outstanding Common Stock as of the Record Date. BCMI reported owning 5.63% of the outstanding Common Stock in February 2002. All information regarding BCMI is based on a Schedule 13G filed by BCMI with the SEC in February 2002 (other than the Company's calculation of BCMI's percentage of beneficial ownership as of the Record Date assuming BCMI still owned the same number of shares of Common Stock as reported in the Schedule 13G).

(8) Includes 34,600 shares held by Digitel Corporation, a corporation of which Mr. Tate is a majority shareholder.

(9) Comprised of 14,800 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10) Mr. Beare is no longer an employee of the Company.

(11) Includes 17,800 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12) Includes options to purchase an aggregate of 281,684 shares exercisable within 60 days of the Record Date, 200,000 shares that may be acquired upon exercise of outstanding warrants and includes the 1,150,000 shares beneficially owned by both Mr. Zenger and Mr. Broady only once.

--------------------------------------------------------------------------------

                          STOCK PRICE PERFORMANCE GRAPH
                          -----------------------------

     The following chart compares the cumulative total shareholder return on Common Stock during the five fiscal years ended December 31, 2001 with the cumulative total return on the NASDAQ Stock Market index and a self-determined peer group. The self determined peer group consists of six companies actively competing with the Company in the security industry.

     The Company relied upon information provided by the University of Chicago Center for Research in Securities Prices with respect to the peer group stock performance. The Company did not attempt to validate the information supplied to it other than to review it for reasonableness. The comparison assumes $100 was invested on December 31, 1996 in Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.



               Comparison of Five -- Year Cumulative Total Returns
                              Performance Graph for
                                  Ultrak, Inc.


              Produced on 03/28/2002 including data to 12/31/2001

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------------------------------------------------
                                               Legend

Symbol   CRSP Total Returns Index for:           12/1996      12/1997      12/1998      12/1999      12/2000      12/2001
------   -----------------------------           -------      -------      -------      -------      -------      -------
-----    Ultrak, Inc.                              100.0        30.1         24.2         25.4         15.0          4.8
-----    Nasdaq Stock Market (US Companies)        100.0       122.5        172.7        320.9        193.0        153.1
-----    Self-Determined Peer Group                100.0        92.9         74.1         96.3         55.7         98.7
Companies in the Self-Determined Peer Group
   8x8                                        CHECKPOINT SYSTEMS INC
   COHU INC                                   INTERLOGIX INC
   MAGAL SECURITY SYSTEMS LTD                 SILENT WITNESs ENTERPRISE LTD
   VICON INDUSTRIES INC


Notes
   A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D.  The index level for all series was set to $100.0 on 12/31/1996.
--------------------------------------------------------------------------------------------------------------------------
Prepared by CRSP (www.crsp@uchicago.edu), Center for
Research in Securities Prices, Graduate School of
Business, The University of Chicago. Used with permission.
All rights reserved. (C) Copyright 2002


                              OTHER COMPANY MATTERS
                              ---------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Compensation Committee reviewed the Company's investment in Detection Systems, Inc. ("DSI") at a meeting held on August 20, 1999, and it was noted that the Company's investment in DSI was due to the review and analysis of DSI by George K. Broady, the Company's Chairman of the Board and Chief Executive Officer ("Mr. Broady"). Investment banking fees, success fees, and other similar fees payable to someone who identifies a successful business opportunity were discussed and it was noted that Mr. Broady could have made the DSI investment through other means. The Compensation Committee determined that Mr. Broady deserved compensation if the investment in DSI proved profitable for the Company and approved a resolution which provided, upon a sale of the Company's stock in DSI, for the Company to pay Mr. Broady a cash bonus equal to ten percent (10%) of an amount equal to the Company's net pre-tax profit on the investment in DSI with the Company's interest costs or carrying charges in connection with the DSI investment being deducted in calculating the Company's net pre-tax profit. On January 12, 2001, the Company accepted an offer to tender its 21% interest in DSI and received proceeds from the sale in January 2001 and paid Mr. Broady a cash bonus in connection therewith of $770,000 in January 2001. Such cash bonus to Mr. Broady is disclosed in the Summary Compensation Table.

     In December 2001, Ultrak Operating, L.P., an affiliate of the Company (the "Seller"), executed and consummated a Contract of Sale conveying the Company's Lewisville, Texas headquarters (the "Property") to Briarwood Waters Ridge, L.P., an entity unaffiliated with the Company (the "Buyer"). In connection with such transaction, a Lease Agreement (the "Lease Agreement"), was executed between the Seller and the Buyer whereby the Seller leased the Property from the Buyer for a period of thirty (30) months. The Buyer required that Mr. Broady execute a Guaranty in connection with the transactions (the "Broady Guaranty") whereby Mr. Broady guaranteed, among other things, certain of the lease payments pursuant to the Lease Agreement. As consideration for Mr. Broady executing the Broady Guaranty, the Company executed a Guaranty Reimbursement Agreement and a Warrant Agreement with Mr. Broady. The Guaranty Reimbursement Agreement provides, among other things, that the Company will indemnify and hold Mr. Broady harmless from any liability under the Broady Guaranty. The Warrant Agreement granted Mr. Broady warrants (the "Broady Warrants") to acquire 200,000 shares of Common Stock at a price per share of $1.64 for three (3) years (the price of $1.64 per share was a 15% premium to the then market price). Additionally, because the Broady Warrants cause Mr. Broady to be subject to additional federal income taxes, the Guaranty Reimbursement Agreement provides that the Company shall pay such taxes for Mr. Broady and pay Mr. Broady such additional amounts as are necessary to reimburse Mr. Broady for the cost of the taxes.

     After the Board determined in the summer of 2001 that the Company needed to raise additional capital, the Company explored a variety of ways to obtain such additional capital. The Board concluded that a private placement of Common Stock for up to $5,000,000 should be consummated. After exploring numerous alternatives, the Board determined that a private placement of Common Stock to Niklaus F. Zenger ("Mr. Zenger") was the best alternative available to the Company. On September 27, 2001, a Stock Purchase Agreement between the Company and Mr. Zenger was executed and Mr. Zenger ultimately purchased 2,337,700 shares of Common Stock for $4,441,630. The sale to Mr. Zenger was substantially the maximum number of shares of Common Stock that could be sold without Stockholder approval under applicable NASDAQ rules. At a special Stockholders' meeting held on November 30, 2001 (the "Special Meeting"), the Stockholders approved the terms of the Stock Purchase Agreement and the sale of an additional 293,879 shares to Mr. Zenger for $558,370. The sale by the Company of the additional 293,879 shares has not been consummated.

     On October 23, 2001, Mr. Broady and Mr. Zenger executed a Share Purchase Agreement (the "Preferred Stock Agreement") regarding the sale by Mr. Broady to Mr. Zenger of all 195,351 shares (the "Preferred Shares") of the Company's Series A Preferred Stock owned by Mr. Broady. The Preferred Stock Agreement also granted Mr. Zenger the right to vote 1,150,000 shares of Common Stock owned by Mr. Broady for a period ending six months from the closing of the Preferred Stock Agreement. The sale of the Preferred Shares to Mr. Zenger and the grant to Mr. Zenger of the right to vote Mr. Broady's 1,150,000 shares of Common Stock was approved by the Stockholders at the Special Meeting. The transactions contemplated by the Preferred Stock Agreement closed on January 16, 2002.

     The Preferred Shares are convertible into 406,981 shares of Common Stock. Each Preferred Share entitles the holder to 16.667 votes on all matters submitted to a vote of the Stockholders. The Preferred Shares therefore represent 3,255,915 votes on all matters submitted to the Stockholders.

     On January 28, 2002, Victoria & Eagle Strategic Fund, a Cayman Islands company ("VESF"), Mr. Zenger and Myriam Hernandez, Mr. Zenger's wife, filed an amended Schedule 13D (the "Schedule 13D"). According to the Schedule 13D, VESF is an international asset management group whose primary business is strategically investing in foreign markets to achieve long-term capital growth. In the Schedule 13D, VESF reported that it had privately purchased 2,120,000 shares of Common Stock from Mr. Zenger. The Schedule 13D also reported that Mr. Zenger and VESF executed a Voting Rights Agreement pursuant to which VESF agreed to transfer the voting rights to the 2,120,000 shares of Common Stock to Mr. Zenger in exchange for Mr. Zenger's commitment to vote such shares in accordance with instructions received from VESF. VESF also reported in the Schedule 13D that it had agreed to execute and deliver a voting proxy for such shares in favor of Mr. Zenger or any party designated by Mr. Zenger.

Change In Control; Changes in the Board

     In August 2001 and September 2001, Mal Gudis, Charles Neal and Robert Sexton resigned from the Board. Messrs. Gunning, Harnisch, and Tate were elected to the Board as their replacements. Peter Beare and Vince Broady separately resigned from the Board in 2002.

     As a result of the various transactions described above, Mr. Zenger is entitled to 6,743,615 votes of the maximum of 17,282,503 votes entitled to be cast at the Meeting (if all Stockholders were to vote in person or by proxy) and therefore controls approximately 39.02% of the Company's voting power at the Meeting. The Company reported on a Form 8-K filing with the SEC that Mr. Zenger had obtained control of the Company from Mr. Broady.

     After Mr. Zenger obtained control of the Company through the acquisition of the voting rights described above, he initially requested that Ronald Harnisch and Bryan Tate resign from the Board and that Messrs. Zenger, Michael Morris, and Gerard Codeluppi be elected to the Board. The Board had previously investigated Mr. Zenger and, in light of his significant voting stake in the Company and his business experience, determined that it was appropriate that he be elected to the Board. In March 2002 Mr. Zenger was elected to the Board. Following interviews of Messrs. Codeluppi and Morris and background checks on both by third parties at the Company's request, both were elected to the Board. Mr. Harnisch subsequently resigned from the Board in April 2002. Mr. Tate was asked to remain on the Board and has agreed to continue to serve on the Board.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and 10% holders of Common Stock or securities convertible into Common Stock, to file with the SEC reports of ownership and reports of changes in ownership in Common Stock. Such officers, directors and 10% holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations that no other forms were required during the 2001 fiscal year the Company believes that all Section 16(a) filing requirements were complied with except as follows: (a) Vince Broady, then serving as a director of the Company, filed an amended Form 5 for the year ended December 31, 2000 on February 14, 2002 to correct the number of shares beneficially owned by Vince Broady and (b) Chris Sharng, an Executive Officer, filed a Form 4 on April 25, 2001 in connection with the purchase of 1,000 shares of Common Stock on March 30, 2001.

Stockholder Proposals

     Stockholders may submit proposals on matters appropriate for Stockholder action at the next annual meeting of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2003 Annual Meeting of Stockholders, such proposals must be received by the Company not later than January 22, 2003. Such proposals should be directed to Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057 Attention: Corporate Secretary.

THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (THE "ANNUAL REPORT") ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE DEEMED PART OF THIS PROXY STATEMENT.

                                       By Order of the Board of Directors,


                                       By:
                                          --------------------------------------
                                          Chris T. Sharng
                                          Senior Vice President, Chief Financial
Lewisville, Texas                         Officer & Secretary
May 22, 2002

                                                                       EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ULTRAK, INC.

     Pursuant to the Section 242 of the Delaware General Corporation Law (the "DGCL"), Ultrak, Inc., a corporation organized and existing under and by virtue of the DGCL, has adopted the following Certificate of Amendment to its Certificate of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is Ultrak, Inc. (the "Corporation").

                                   ARTICLE TWO

     The following amendment (the "Amendment") to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") was duly adopted by resolution of the Board of Directors of the Company on May 3, 2002. The Amendment was adopted in accordance with Section 242 of the DGCL by the stockholders of the Corporation at the annual meeting of the stockholders of the Corporation duly called and held on June 7, 2002. The Amendment amends Article 4.A of the Certificate of Incorporation. The Amendment effects an increase in the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares. Pursuant to the Amendment, Article 4.A in its entirety reads as follows:

     A.  Common Stock

         The aggregate number of common shares which this Corporation shall have the authority to issue is Fifty Million (50,000,000) shares with a par value of One Cent ($0.01) each, which shares shall be designated "Common Stock".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this ____ day of June, 2002.


                                    ULTRAK, INC.



                                    By:
                                       -----------------------------------------
                                       George K. Broady, Chief Executive Officer

                                                                       EXHIBIT B

                                  ULTRAK, INC.
                            2002 STOCK INCENTIVE PLAN

     1. AMENDMENT AND RESTATEMENT. The Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (As Amended and Restated Effective June 1, 2001) is amended and restated as set forth herein as the "Ultrak, Inc. 2002 Stock Incentive Plan", effective as of May 3, 2002 (the "Effective Date"). Options granted under the Plan prior to the Effective Date shall be subject to the terms and conditions of the Plan in effect with respect to such Options prior to the Effective Date and Options granted after the Effective Date shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time; provided, however, that the provisions of Section 9(c) of the Plan shall apply to Non-Qualified Stock Options granted prior to the Effective Date, if and to the extent that the Option Agreements applicable to such Options are amended by the Grantees thereof and the Company to provide for the application of such provisions.

     2. PURPOSE. The purposes of the Plan are to attract and retain for the Company and its Affiliates the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to increase their interest in the Company's welfare, and to promote the success of the business of the Company and its Affiliates.

     3. DEFINITIONS. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

     (a) "Affiliate" means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any "parent corporation" of the Company, as defined in Section 424(e) of the Code or (B) any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company's financial statements.

     (b) "Award" means any right granted under the Plan, including an Option and a Restricted Stock Award, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan

     (c) "Board" means the Board of Directors of the Company.

     (d) "Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

     (e) "Chief Executive Officer" means the individual serving at any relevant time as the chief executive officer of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

     (g) "Committee" means the committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Awards granted under the Plan. Within the scope of such authority, the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Options to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Options or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options to eligible persons who are not then subject to Section 16 of the Exchange Act.

     (h) "Common Stock" means the Common Stock, $0.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

     (i) "Company" means Ultrak, Inc., a Delaware corporation.

     (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a "consultant or advisor" within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

     (k) "Continuous Service" means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated. Except as otherwise provided in the Option Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

     (l) "Covered Employee" means the Chief Executive Officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

     (m) "Director" means a member of the Board or the board of directors of an Affiliate.

     (n) "Disability" means the "disability" of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, "Disability" means the permanent and total disability of a person within the meaning of
Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (o) "Employee" means any person, including an Officer or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute "employment" by the Company or that Affiliate.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

     (q) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price or bid is reported on that day, on last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

         (ii) In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

     (r) "Grantee" means an Employee, Director or Consultant to whom an Award has been granted under the Plan, including an Option.

     (s) "Incentive Stock Option" means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

     (t) "Non-Employee Director" means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an

Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (u) "Non-Qualified Stock Option" means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

     (v) "Officer" means a person who is an "officer" of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

     (w) "Option" means a stock option granted pursuant to the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

     (x) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

     (y) "Optionee" means an individual to whom an Option has been granted under the Plan.

     (z) "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (aa) "Plan" means this Ultrak, Inc. 2002 Stock Incentive Plan, as set forth herein and as it may be amended from time to time. Immediately prior to the Effective Date of this amendment and restatement, the Plan was known as the "Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (As Amended and Restated Effective June 1, 2001)".

     (bb) "President" means the individual serving at any relevant time as the president of the Company.

     (cc) "Qualifying Shares" means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

     (dd) "Regulation S-K" means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

     (ee) "Restriction Period" means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to "Forfeiture Restrictions" as defined in Section 11(a) of this Plan and set forth in the related Restricted Stock Agreement.

     (ff) "Restricted Stock Agreement" means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

     (gg) "Restricted Stock Award" means an Award granted under Section 10 of this Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

     (hh) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

     (ii) "Section" means a section of the Plan unless otherwise stated or the context otherwise requires.

     (jj) "Securities Act" means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

     (kk) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

     4. INCENTIVE AWARDS AVAILABLE UNDER THE PLAN. Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, and
(c) Restricted Stock Awards.

     5. SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 11(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 5,000,000 shares. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled, or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Nothing in this Section 5 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

     6. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of

Section 3(a). The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

     7. LIMITATION ON INDIVIDUAL AWARDS. Subject to the provisions of Section 11(a), the maximum number of shares of Common Stock that may be subject to Awards granted to any one person under the Plan during any calendar year shall not exceed 1,000,000 shares of Common Stock. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options that are canceled or repriced.

     8. TERMS AND CONDITIONS OF OPTIONS. The Committee, and if applicable pursuant to Section 6, the President, shall determine (a) whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and (b) the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment, and all other terms and conditions of the Option, subject to the following:

     (a) Form of Option Grant. Each Option granted under the Plan shall be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

     (b) Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Option Agreement evidencing the Option will be delivered to the Optionee with a copy of the Plan and other relevant Option documents, within a reasonable time after the date of grant.

     (c) Exercise Price. The exercise price of a Non-Qualified Stock Option shall be not less than 85% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. The exercise price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. The exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

     (d) Exercise Period. Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Option Agreement; provided, however, that no Option shall be exercisable later than the day prior to the expiration of ten (10) years from the date of grant of the Option, and provided further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

     (e) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this
Section 8(e), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

     (f) Transferability of Options. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, that the Optionee may, however, designate persons who or which may exercise his Options following his death.

     (g) Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of this Section 8, in the case of an Option issued or assumed pursuant to this Section 8(g), the exercise price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.

     (h) The Committee shall report to the Board the names of recipients of Awards and the number of shares of Common Stock subject to, and the terms and conditions of, each Award.

     9. EXERCISE OF OPTIONS.

     (a) Notice. Options may be exercised only by delivery to the Company of a written exercise notice approved by the Committee (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. Such exercise notice may be part of an Optionee's Option Agreement.

     (b) Early Exercise. An Option Agreement may, but need not, include a provision that permits the Optionee to elect at any time while an Employee, Director or Consultant, to exercise any part or all of the Option prior to full vesting of the Option. Any unvested shares of Common Stock received pursuant to such exercise may be subject to a repurchase right in favor of the Company or an Affiliate or to any other restriction the Committee, or if applicable the Chief Executive Officer, determines to be appropriate

     (c) Payment. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and in one or more of the following methods stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a public market for the Common Stock exists, through a "same day sale" arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company); or (iv) where approved by the Committee at the time of exercise, by delivery of the Optionee's promissory note with such recourse, interest, security, redemption and other provisions as the Committee may require, provided that the par value of each of the shares of Common Stock to be purchased is paid for in cash. No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

     (d) Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the exercise of any Option granted under the Plan. Prior to issuance of the shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax withholding obligations.

     (e) Exercise of Option Following Termination of Continuous Service.

         (i) An Option may not be exercised after the expiration date of such Option set forth in the Option Agreement and may be exercised following the termination of an Optionee's Continuous Service only to the extent provided in the Option Agreement.

         (ii) Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee's Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

         (iii) Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee's Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

         (iv) The Committee shall have discretion to determine whether the Continuous Service of an Optionee has terminated and the effective date on which such Continuous Service terminates and whether the Optionee's Continuous Service terminated as a result of the Disability of the Optionee.

     (f) Limitations on Exercise.

         (i) The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

         (ii) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

         (iii) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

     (g) Modification, Extension And Renewal of Options . The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that (except as permitted by Section 11 of this Plan) any such action may not, without the written consent of any Optionee, impair any rights under any Option previously granted to such Optionee. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

     (h) Privileges of Stock Ownership. No Optionee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the purchased shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

     10. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Section10.

     (a) Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the

Grantee to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

     (b) Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this
Section 10 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock certificate until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Award, including rules pertaining to the termination of the Grantee's Continuous Service (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in a Restricted Stock Agreement made in connection with the Restricted Stock Award.

     (c) Rights and Obligations of Grantee. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired. Each Restricted Stock Agreement shall require that
(i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

     (d) Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Award Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

     (e) Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

     (f) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     (g) Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on termination of the Grantee's Continuous Service during the Restriction Period, the shares of Common Stock subject to the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Grantee. The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated and the date on which such Continuous Service terminates and whether the Grantee's Continuous Service terminated as a result of the Disability of the Grantee.

     (h) Lapse of Forfeiture Restrictions in Certain Events; Committee's Discretion. Notwithstanding the provisions of Section 10(g) or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. Any action by the Committee pursuant to this Section 10(h) may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee. Notwithstanding the preceding provisions of this Section 10(h), the Committee may not take any action described in this
Section 10(h) with respect to a Restricted Stock Award that has been granted to a Covered Employee if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

     11. ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

     (a) Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 5 and 7 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, the Company's repurchase rights relating to an Award have not expired or the Forfeiture Restrictions have not lapsed, any such Award that is an Option shall expire and any such

Award that is a Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

     (c) Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option which is at the time outstanding under the Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option and (B) expire twenty (20) days after the Committee gives written notice to the Optionee specifying the terms and conditions of the acceleration of the Optionee's Options, and (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction.

     To the extent that an Optionee exercises his Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.

     12. STOCKHOLDER APPROVAL. The Company shall obtain the approval of the Plan by the Company's stockholders to the extent required to satisfy Section 162(m) of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Award that is issued as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or forfeiture restrictions lapse prior to the time such increase has been approved by the stockholders of the Company, and all such Awards granted pursuant to such increase will similarly terminate if such shareholder approval is not obtained.

     13. ADMINISTRATION. This Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of this Plan or any Award granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock acquired pursuant to an Award.

     14. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Option Agreement or Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee, or if applicable the Chief Executive Officer, and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company.

Nothing contained in the Plan or in any Option Agreement, Restricted Stock Agreement, or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person's Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person's Continuous Service at any time, with or without cause.

     15. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     16. AMENDMENT OR TERMINATION OF PLAN. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, Restricted Stock Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Option Agreement or Restricted Stock Agreement) signed by the Grantee and the Company.

     17. EFFECTIVE DATE AND TERM OF PLAN. The amendment and restatement of Plan as set forth herein shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated by action of the Board. Subject to the terms and conditions of the Plan, as amended and restated herein, and applicable laws, Awards may be granted under the Plan upon its adoption.

     18. SEVERABILITY AND REFORMATION. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

     19. GOVERNING LAW. The Plan shall be construed and interpreted in accordance with the internal laws of the State of Texas.

     20. INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term "include" or "including" does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

                                                                       EXHIBIT C
                              AMENDMENT TO BY-LAWS

                                       OF

                                  ULTRAK, INC.

     The following amendment to the By-Laws of Ultrak, Inc. was adopted by the Board of Directors of Ultrak, Inc. on May 3, 2002 and approved by the shareholders of the Corporation on June 7, 2002. The following Article V amends and restates the existing Article V of the By-Laws in its entirety to read as follows:

                                    ARTICLE V

                                    OFFICERS

     Section 1. General. The Board of Directors shall elect or appoint any such officers as the Board of Directors deems appropriate, including any one or more of the following officers: Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, Controller, Assistant Controller, and such other officers as may be deemed necessary or advisable by the Board of Directors from time to time. The Board of Directors may elect two persons to the same office and the titles of such persons shall be as designated by the Board of Directors (e.g. Co-Chief Executive Officers or Joint-Chief Executive Officers). Two or more offices may be held by the same person.

     Section 2. Election or Appointment. The Board of Directors at its annual meeting shall elect or appoint the officers of the Corporation. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time by the Board of Directors.

     Section 3. Salaries of Elected Officers. The salaries of all elected officers of the Corporation shall be fixed by the Board of Directors or a designated committee thereof.

     Section 4. Term. Each person elected to serve as an officer of the Corporation shall hold office until his or her successor is duly elected or appointed and qualified or until the officer's earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors or a designated committee thereof. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors.

     Section 5. Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation and shall report directly to the Board of Directors. The Chairman of the Board shall preside when present at all meetings of the Board of Directors and shall preside when present at all meetings of the shareholders. The Chairman of the Board shall exercise such other powers and perform such other duties as the Board of Directors may from time to time determine.

     Section 6. Vice Chairman of the Board. The Vice Chairman of the Board shall, in the absence of the Chairman of the Board, preside when present at all meetings of the Board of Directors and shall preside when present at all meetings of the shareholders. The Vice Chairman of the Board shall exercise such other powers and perform such other duties as the Board of Directors or the Chairman of the Board may from time to time determine.

     Section 7. Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be subject to the control of the Board of Directors, and shall report directly to the Board of Directors. The Chief Executive Officer shall, in the absence of the Chairman of the Board and the Vice Chairman of the Board, shall preside when present at all meetings the Board of Directors and at all meetings of the shareholders. The Chief Executive Officer title may be referred to or written as "CEO."

     Section 8. President. The President shall perform such duties in connection with the operation of the Corporation as the Chief Executive Officer shall from time to time determine and, in the absence of a Chief Executive Officer, as determined by the Board of Directors. The President shall report as directed by the Chief Executive Officer or, in the absence of the Chief Executive Officer, as directed by the Board of Directors.

     Section 9. Chief Operating Officer. The Chief Operating Officer shall perform such duties in connection with the operation of the Corporation as the Chief Executive Officer shall from time to time determine and, in the absence of a Chief Executive Officer, as determined by the Board of Directors. The Chief Operating Officer shall report to the Chief Executive Officer or, in the absence of the Chief Executive Officer, as directed by the Board of Directors. The Chief Operating Officer title may be referred to or written as "COO."

     Section 10. Chief Financial Officer. The Chief Financial Officer shall perform all the powers and duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such duties as the Chief Executive Officer may from time to time determine and, in the absence of a Chief Executive Officer, as determined by the Board of Directors. The Chief Financial Officer shall report to the Chief Executive Officer or, in the absence of the Chief Executive Officer, as directed by the Board of Directors. The Chief Financial Officer title may be referred to or written as "CFO."

     Section 11. Vice President. The Vice Presidents shall exercise such powers and perform such duties as the Chief Executive Officer may from time to time determine or as determined by another officer designated by the Chief Executive Officer and, in the absence of a Chief Executive Officer, as determined by the Board of Directors. The Vice Presidents shall report as directed by the Chief Executive Officer or, in the absence of the Chief Executive Officer, as directed by the Board of Directors. The Chief Executive Officer or the Board of Directors may use such terms in the designation of a Vice President as deemed appropriate (e.g.-Executive Vice President and Senior Vice President).

     Section 12. Assistant Vice President. The Assistant Vice Presidents shall exercise such powers and perform such duties as the Chief Executive Officer may from time to time determine or as determined by another officer designated by the Chief Executive Officer and, in the absence of the Chief Executive Officer, as determined by the Board of Directors. The Assistant Vice Presidents shall report as directed by the Chief Executive Officer or in the absence of the Chief Executive Officer, as directed by the Board of Directors. The Chief Executive Officer or the Board of Directors may use such terms in the designation of an Assistant Vice President as deemed appropriate.

     Section 13. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and shall record all proceedings of the meetings of the Board of Directors and all meetings of the shareholders in a book to be kept for that purpose and shall perform like duties of any committee of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board of Directors and meetings of shareholders, and shall exercise such powers and perform such other duties as the Chief Executive Officer may from time to time determine, and in the absence of the Chief Executive Officer, as determined by the Board of Directors.

The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by such Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by the signature of such other officer. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. The Secretary shall have authority to sign stock certificates and shall generally perform all the duties of the office of secretary of a corporation. The Secretary shall report as directed by the Chief Executive Officer, or in the absence of the Chief Executive Officer, as directed by the Board of Directors.

     Section 14. Assistant Secretary. The Assistant Secretary shall, in the absence of the Secretary, exercise the powers and perform the duties of the Secretary and shall exercise such powers and perform such duties as the Chief Executive Officer may from time to time determine or as determined by another officer designated by the Chief Executive Officer and, in the absence of the Chief Executive Officer, as determined by the Board of Directors. The Assistant Secretary shall report as directed by the Chief Executive Officer or, in the absence of the Chief Executive Officer, as directed by the Board of Directors.

     Section 15. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, when the Board of Directors so requires, an account of all of the Treasurer's transactions. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Chief Financial Officer, if one is so designated, and the Treasurer shall perform such other duties as may be determined by the Chief Executive Officer or, in the absence of the Chief Executive Officer, as determined by the Board of Directors.

     Section 16. Assistant Treasurer. The Assistant Treasurer shall assist the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Chief Executive Officer may from time to time determine or, in the absence of the Chief Executive Officer, as determined by the Board of Directors.

     Section 17. Controller. The Controller shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. The Controller shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. The Controller shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, the Controller shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Chief Financial Officer, if one is so designated, and the Controller shall perform such other duties as may be determined by the Chief Executive Officer or the Chief Financial Officer and, in the absence of the Chief Executive Officer and the Chief Financial Officer, as determined by the Board of Directors.

     Section 18. Assistant Controller. The Assistant Controller shall assist the Controller, and in the absence of the Controller or in the event of the Controller's inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties.

                             ULTRAK, INC. PROXY CARD

     The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Ultrak, Inc. (the "Company") to be held at 1301 Waters Ridge Drive, Lewisville, Texas 75057, on June 7, 2002, at 9:00 a.m., central standard time, and the Proxy Statement in connection therewith; and (ii) appoints Chris T. Sharng and Karen Austin, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Preferred Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

     (a) To elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

                         [ ] FOR [ ] AGAINST [ ] FOR ALL EXCEPT __________

     (b) To approve an amendment to the Company's Certificate of Incorporation to increase the number authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     (c) To amend and replace the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan by the adoption of Ultrak, Inc. 2002 Stock Incentive Plan.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     (d)  To amend and restate Article V of the Ultrak, Inc. By-Laws.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     (e) To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     (f) To transact such other business as may properly come before the Meeting or any adjournment thereof.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE. If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and Preferred Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Signature:__________________ Printed Name:_________________ Dated:______________

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please date, sign and mail this proxy card in the enclosed envelope. No postage is required if mailed in the United States.